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                                                                  EXHIBIT 10.2.9


                                PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT (this "Pledge Agreement"), dated as of March 8, 2002, made by Quintana Minerals (USA), Inc., a Delaware corporation, JOQ Canada, Inc., a Delaware corporation and Quintana Canada Holdings, LLC, a Delaware limited liability company (each a "Pledgor" and collectively, the "Pledgors"), in favor of The Bank of Nova Scotia, as agent (together with any successor(s) thereto in such capacity, the "Agent") for each of the Lender Parties (as defined below).

                              W I T N E S S E T H:

     WHEREAS, pursuant to that certain Credit Agreement, dated as of March 8, 2002 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "2002 Credit Agreement"), among the Borrower, the various financial institutions as are or may become parties hereto (collectively, the "2002 Lenders"), The Bank of Nova Scotia and Bayerische Landesbank Girozentrale, as Lead Arrangers and Bookrunners on the Revolving Facility, Salomon Smith Barney Inc. and Deutsche Banc Alex. Brown Inc., as Lead Arrangers and Bookrunners on the Term B Facility, The Bank of Nova Scotia, as Joint Administrative Agent and Funding Agent, Citicorp USA, Inc., as Joint Administrative Agent, Bank of America, National Association and Credit Suisse First Boston, Cayman Islands Branch as Lead Arrangers and Syndication Agents for the Revolving Facility and TD Securities (USA) Inc. as Lead Arranger for the Revolving Facility, the Lenders have extended Commitments to make Loans and to issue Letters of Credit to the Borrower; and

     WHEREAS, pursuant to that certain Second Amended and Restated Credit Agreement, dated as of May 23, 2000 (together with all amendments and other modifications, if any, from time to time made thereto, the "2000 Credit Agreement" and together with the 2002 Credit Agreement, the "Credit Agreements"), among the Borrower, the various financial institutions as are or may become parties thereto (collectively, the "2000 Lenders" and together with the 2002 Lenders, the "Lenders"), Bayerische Landesbank Girozentrale as co-arranger and syndication agent for the 2000 Lenders and The Bank of Nova Scotia as lead arranger and administrative agent for the 2000 Lenders; and

     WHEREAS, as a condition precedent to the making of the initial Loans under the 2002 Credit Agreement and to continue making loans under the 2000 Credit Agreement, the Pledgors are required to execute and deliver this Pledge Agreement; and

     WHEREAS, each Pledgor has duly authorized the execution, delivery and performance of this Pledge Agreement; and

     WHEREAS, it is in the best interests of the Pledgors to execute this Pledge Agreement inasmuch as each Pledgor will derive substantial direct and indirect benefits from the Loans made and Letters of Credit issued from time to time to the Borrower by the Lenders pursuant to the Credit Agreements;

     NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders to make Loans (including the initial Loans)
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and to issue Letters of Credit for the account of the Borrower pursuant to the
Credit Agreements, the each Pledgor agrees, for the benefit of each Lender Party, as follows:

                                    ARTICLE I
                                   DEFINITIONS

     SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Pledge Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

     "Agent" is defined in the preamble.

     "Borrower" is defined in the first recital.

     "Collateral" is defined in Section 2.1.

     "Credit Agreements" is defined in the second recital.

     "Distributions" means all stock dividends, liquidating dividends, shares of stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Shares or other shares of capital stock constituting Collateral, but shall not include Dividends.

     "Dividends" means cash dividends and cash distributions with respect to any Pledged Shares or other Pledged Property made in the ordinary course of business and not a liquidating dividend.

     "Lender Party" means, as the context may require, any Lender, Issuer or the Agent and each of its respective successors, transferees and assigns under either of the Credit Agreements.

     "Lenders" is defined in the second recital.

     "Pledge Agreement" is defined in the preamble.

     "Pledged Property" means all Pledged Shares and all other pledged shares of capital stock, all other securities, all assignments of any amounts due or to become due, all other instruments which are now being delivered by the Pledgors to the Agent or may from time to time hereafter be delivered by the Pledgors to the Agent for the purpose of pledge under this Pledge Agreement or any other Loan Document, and all proceeds of any of the foregoing.

     "Pledged Share Issuer" means each Person identified in Attachment 1 hereto as the issuer of the Pledged Shares identified opposite the name of such Person.

     "Pledged Shares" means all shares of capital stock of any Pledged Share Issuer which are delivered by the Borrower to the Agent as Pledged Property hereunder.

     "Secured Obligations" is defined in Section 2.2.

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     "Securities Act" is defined in Section 6.2.

     "U.C.C." means the Uniform Commercial Code as in effect in the State of New York.

     SECTION 1.2. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Pledge Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreements.

     SECTION 1.3. U.C.C. Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Pledge Agreement, including its preamble and recitals, with such meanings.

                                   ARTICLE II
                                     PLEDGE

     SECTION 2.1. Grant of Security Interest. Each Pledgor hereby pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to the Agent, for its benefit and the ratable benefit of each of the Lender Parties, and hereby grants to the Agent, for its benefit and the ratable benefit of the Lender Parties, a continuing security interest in, all of the following property (the "Collateral"):

          (a) all issued and outstanding shares of capital stock identified on Attachment 1 hereto of each Pledged Share Issuer identified on Attachment 1 hereto;

          (b) and the certificates representing the Pledged Shares and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

          (c) all additional shares of stock of any issuer of the Pledged Shares from time to time acquired by any Pledgor in any manner, and the certificates representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

          (d)  all proceeds of any of the foregoing.

     SECTION 2.2. Security for Obligations. This Pledge Agreement secures the payment and performance in full of all Obligations of the Borrower now or hereafter existing under the Credit Agreements, the Notes, each Letter of Credit and each other Loan Document to which the Borrower is or may become a party, whether for principal, interest, costs, fees, expenses, or otherwise, and all obligations of the Pledgors now or hereafter existing under this Pledge Agreement and each other Loan Document to which it is or may become a party (all such obligations of the Borrower and the Pledgors being the "Secured Obligations").

     SECTION 2.3. Delivery of Pledged Property. All certificates or instruments representing or evidencing any Collateral, including all Pledged Shares, shall be delivered to and held by or on behalf of the Agent pursuant hereto, shall be in suitable form for transfer by

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delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank.

     SECTION 2.4.   Intentionally Omitted.

     SECTION 2.5. Continuing Security Interest; Transfer of Note. This Pledge Agreement shall create a continuing security interest in the Collateral and shall

          (a) remain in full force and effect until payment in full of all Secured Obligations and the termination of all Commitments,

          (b) be binding upon each Pledgor and its successors, transferees and assigns, and

          (c) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent and each other Lender Party.

Without limiting the foregoing clause (c), any Lender may assign or otherwise transfer (in whole or in part) any right or obligation under the Loan Documents to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Pledge Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 11.11 of each of the Credit Agreements. Upon the indefeasible payment in full, in cash, of all Secured Obligations and the termination of all Commitments, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Pledgors. Upon any such termination, the Agent will, at the Borrower's sole expense, deliver to the Borrower, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing all Pledged Shares, together with all other Collateral held by the Agent hereunder, and execute and deliver to each Pledgor such documents as the Pledgors shall reasonably request to evidence such termination.

     SECTION 2.6. Security Interest Absolute. All rights of the Agent and the security interests granted to the Agent hereunder, and all obligations of the Pledgors hereunder, shall be absolute and unconditional, irrespective of

          (a) any lack of validity or enforceability of either of the Credit Agreements, any Note or any other Loan Document,

          (b)  the failure of any Lender Party or any holder of any Note

               (i) to assert any claim or demand or to enforce any right or remedy against the Borrower, any other Obligor or any other Person under the provisions of either of the Credit Agreements, any Note, any other Loan Document or otherwise, or

               (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Obligations of the Borrower or any other Obligor,

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          (c)  any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other extension, compromise or renewal of any Obligation of the Borrower or any other Obligor,

          (d) any reduction, limitation, impairment or termination of any Obligations of the Borrower or any other Obligor for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Pledgors hereby waive any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations of the Borrower, any other Obligor or otherwise,

          (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of either of the Credit Agreements, any Note or any other Loan Document,

          (f) any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Obligations, or

          (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any other Obligor, any surety or any guarantor.

     SECTION 2.7. Subrogation, etc. The Pledgors will not exercise any rights which it may acquire by reason of any payment made hereunder, whether by way of subrogation, reimbursement or otherwise until the prior indefeasible payment in full, in cash, of all Obligations of the Borrower and each other Obligor. Any amount paid to any Pledgor on account of any payment made hereunder prior to the payment in full of all Obligations of the Borrower and each other Obligor shall be held in trust for the benefit of the Lender Parties and each holder of a Note and shall immediately be paid to the Lender Parties and each holder of a Note and credited and applied against the Obligations of the Borrower and each other Obligor, whether matured or unmatured, in accordance with the terms of the Credit Agreements; provided, however, that if

          (a) any Pledgor has made payment to the Lender Parties and each holder of a Note of all or any part of the Obligations of the Borrower or any other Obligor, and

          (b) all Obligations of the Borrower and each other Obligor have been indefeasibly paid in full, in cash, and all Commitments have been permanently terminated,

each Lender Party and each holder of a Note agrees that, at the Pledgors' request, the Lender Parties and the holders of the Notes will execute and deliver to the Pledgors appropriate documents (without recourse and without representation or warranty and at the sole cost and expense of the Pledgors) necessary to evidence the transfer by subrogation to the Pledgors of an interest in the Obligations of the Borrower and each other Obligor resulting from such payment by the Pledgors. In furtherance of the foregoing, for so long as any Obligations or Commitments

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remain outstanding, the Pledgors shall refrain from taking any action or commencing any proceeding against the Borrower or any other Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Pledge Agreement to any Lender Party or any holder of a Note.

     SECTION 2.8. Waiver of Subrogation. Until such time as the Obligations have been indefeasibly paid in full, in cash, and the Commitments have been terminated, each Pledgor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Borrower or any other Obligor that arise from the existence, payment, performance or enforcement of the Pledgors' obligations under this Pledge Agreement or any other Loan Document, including any right of subrogation, reimbursement, exoneration, or indemnification, any right to participate in any claim or remedy of the Lender Parties against the Borrower or any other Obligor or any collateral which the Agent now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from the Borrower or any other Obligor, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Pledgor in violation of the preceding sentence and the Obligations shall not have been indefeasibly paid in full, in cash, and the Commitments have not been terminated, such amount shall be deemed to have been paid to such Pledgor for the benefit of, and held in trust for, the Lender Parties, and shall forthwith be paid to the Lender Parties to be credited and applied upon the Obligations, whether matured or unmatured. Each Pledgor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreements and that the waiver set forth in this
Section is knowingly made in contemplation of such benefits.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

     SECTION 3.1. Warranties, etc. Each Pledgor represents and warrants unto each Lender Party, as at the date of each pledge and delivery hereunder (including each pledge and delivery of Pledged Shares) by such Pledgor to the Agent of any Collateral, as set forth in this Article.

     SECTION 3.1.1 Organization, etc. Each Pledgor is a corporation validly organized and existing and in good standing under the laws of the State of its organization, is duly qualified to do business and is in good standing as a foreign organization in each jurisdiction where the nature of its business requires such qualification and where the failure to so qualify would have a material adverse effect on such Pledgor's ability to perform its obligations under this Pledge Agreement or the other Loan Documents to which it is a party, and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Secured Obligations under this Pledge Agreement and each other Loan Document to which it is a party and to own or hold under lease its property and to conduct its business substantially as currently conducted by it.

     SECTION 3.1.2 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by any Pledgor of this Pledge Agreement and each other Loan Document executed or to be executed by it are within such Pledgor's corporate powers, have been duly authorized by all necessary corporate action, and do not

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          (a)  contravene such Pledgor's Organic Documents;

          (b) contravene any contractual restriction (including, without limitation, the Senior Note Indentures), law or governmental regulation or court decree or order binding on or affecting such Pledgor; or

          (c) result in, or require the creation or imposition of, any Lien (other than the lien created hereunder) on any of such Pledgor's properties.

     SECTION 3.1.3 Regulation, etc. Each Pledgor is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     SECTION 3.1.4 Validity, etc. This Pledge Agreement constitutes, and each other Loan Document executed by each Pledgor will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of each Pledgor enforceable in accordance with their respective terms except as enforceability may be subject to or limited by (i) bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting the rights of creditors or (ii) general principles of equity, including the possible unavailability of specific performance or injunctive relief.

     SECTION 3.1.5 Ownership, No Liens, etc. Each Pledgor is the legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) the Collateral, free and clear of all liens, security interests, options, or other charges or encumbrances, except any lien or security interest granted pursuant hereto in favor of the Agent.

     SECTION 3.1.6 Valid Security Interest. The delivery of such Collateral to the Agent is effective to create a valid, perfected, first priority security interest in such Collateral and all proceeds thereof, securing the Secured Obligations. No filing or other action will be necessary to perfect or protect such security interest.

     SECTION 3.1.7 As to Pledged Shares. All of the Pledged Shares are duly authorized and validly issued, fully paid, and non-assessable, and constitute sixty-five percent (65%) of all of the issued and outstanding shares of capital stock entitled to vote in the election of the Board of Directors of the Pledged Share Issuer.

     SECTION 3.1.8 Authorization, Approval, etc. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required either

          (a) for the pledge by any Pledgor of any Collateral pursuant to this Pledge Agreement or for the execution, delivery, and performance of this Pledge Agreement by any Pledgor, or

          (b) for the exercise by the Agent of the voting or other rights provided for in this Pledge Agreement, or, except with respect to any Pledged Shares, as may be required

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     in connection with a disposition of such Pledged Shares by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Pledge Agreement.

     SECTION 3.1.9 Compliance with Laws. Each Pledgor is in compliance with the requirements of all applicable laws (including, without limitation, the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which might materially adversely affect the business, properties, assets, operations, condition (financial or otherwise) or prospects of any Pledgor or the value of the Collateral or the worth of the Collateral as collateral security.

                                   ARTICLE IV
                                    COVENANTS

     SECTION 4.1. Protect Collateral; Further Assurances, etc. No Pledgor will sell, assign, transfer, pledge, or encumber in any other manner the Collateral (except in favor of the Agent hereunder or in favor of Restricted Subsidiary (as such term is defined in the Pre-2000 Indenture)). Each Pledgor will warrant and defend the right and title herein granted unto the Agent in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. Each Pledgor agrees that at any time, and from time to time, at the expense of the Pledgors, the Pledgors will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

     SECTION 4.2. Stock Powers, etc. The Pledgors agree that all Pledged Shares (and all other shares of capital stock constituting Collateral) delivered by the Pledgors pursuant to this Pledge Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Agent. The Pledgors will, from time to time upon the request of the Agent, promptly deliver to the Agent such stock powers, instruments, and similar documents, satisfactory in form and substance to the Agent, with respect to the Collateral as the Agent may reasonably request and will, from time to time upon the request of the Agent after the occurrence of any Event of Default, promptly transfer any Pledged Shares or other shares of common stock constituting Collateral into the name of any nominee designated by the Agent.

     SECTION 4.3. Continuous Pledge. Subject to Section 2.4, the Pledgors will, at all times, keep pledged to the Agent pursuant hereto all Pledged Shares and all other shares of capital stock constituting Collateral, all Dividends and Distributions with respect thereto, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to any Pledgor in respect of any Collateral.

     SECTION 4.4. Voting Rights; Dividends, etc. The Pledgors agree after any Event of Default shall have occurred and be continuing and the Agent has notified the Pledgors of the Agent's intention to exercise its voting power under this Section 4.4(b)

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               (i)    the Agent may exercise (to the exclusion of the Pledgors)
          the voting power and all other incidental rights of ownership with respect to any Pledged Shares or other shares of capital stock constituting Collateral and each Pledgor hereby grants the Agent an irrevocable proxy, exercisable under such circumstances, to vote the Pledged Shares and such other Collateral; and

               (ii) promptly to deliver to the Agent such additional proxies and other documents as may be necessary to allow the Agent to exercise such voting power.

The Agent agrees that unless an Event of Default shall have occurred and be continuing and the Agent shall have given the notice referred to in Section 4.4(b), the Pledgors shall have the exclusive voting power with respect to any shares of capital stock (including any of the Pledged Shares) constituting Collateral and the Agent shall, upon the written request of the Pledgors, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Pledgors which are necessary to allow the Pledgors to exercise voting power with respect to any such share of capital stock (including any of the Pledged Shares) constituting Collateral; provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by the Pledgors that would impair any Collateral or be inconsistent with or violate any provision of the Credit Agreements or any other Loan Document (including this Pledge Agreement).

     SECTION 4.5. Additional Undertakings. The Pledgors will not, without the prior written consent of the Agent take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any obligation of the maker of any instrument constituting Collateral.

                                    ARTICLE V
                                    THE AGENT

     SECTION 5.1. Agent Appointed Attorney-in-Fact. The Pledgors hereby irrevocably appoint the Agent the Pledgors' attorney-in-fact, with full authority in the place and stead of each Pledgor and in the name of each Pledgor or otherwise, from time to time in the Agent's discretion, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including without limitation:

          (a) after the occurrence and continuance of an Event of Default, to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; and

          (c) to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Agent with respect to any of the Collateral.

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Each Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

     SECTION 5.2. Agent May Perform. If any Pledgor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Agent incurred in connection therewith shall be payable by the Pledgors pursuant to Section 6.4.

     SECTION 5.3. Agent Has No Duty. The powers conferred on the Agent hereunder are solely to protect its interest (on behalf of the Lender Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Property, whether or not the Agent has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

     SECTION 5.4. Reasonable Care. The Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as any Pledgor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

                                   ARTICLE VI
                                    REMEDIES

     SECTION 6.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

          (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. The Pledgors agree that, to the extent notice of sale shall be required by law, at least ten days' prior notice to the Pledgors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

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          (b)  The Agent may

               (i) transfer all or any part of the Collateral into the name of the Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

               (ii) notify the parties obligated on any of the Collateral to make payment to the Agent of any amount due or to become due thereunder,

               (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

               (iv) endorse any checks, drafts, or other writings in the Pledgors' name to allow collection of the Collateral,

               (v)    take control of any proceeds of the Collateral, and

               (vi) execute (in the name, place and stead of the Pledgors) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

     SECTION 6.2. Securities Laws. If the Agent shall determine to exercise its right to sell all or any of the Collateral pursuant to Section 6.1, the Pledgors agree that, upon request of the Agent, the Pledgors will, at their own expense:

          (a) execute and deliver, and cause each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Agent, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

          (b) use its best efforts to qualify the Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Agent;

          (c) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

          (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

     SECTION 6.3. Compliance with Restrictions. The Pledgors agree that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and the Pledgors further agree that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Agent be liable nor accountable to the Pledgors for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

     SECTION 6.4. Application of Proceeds. All cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may thereafter be applied (after payment of any amounts payable to the Agent pursuant to Article III of the Credit Agreements and Section 6.4) in whole or in part by the Agent against, all or any part of the Secured Obligations in such order as the Agent shall elect.

     Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all the Secured Obligations, and the termination of all Commitments, shall be paid over to the Pledgors or to whomsoever may be lawfully entitled to receive such surplus.

     SECTION 6.5. Indemnity and Expenses. The Pledgors hereby indemnify and hold harmless the Agent from and against any and all claims, losses, and liabilities arising out of or resulting from this Pledge Agreement (including enforcement of this Pledge Agreement), except claims, losses, or liabilities resulting from the Agent's gross negligence or wilful misconduct. Upon demand, the Pledgors will pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Agent may incur in connection with:

          (a) the administration of this Pledge Agreement, the Credit Agreements and each other Loan Document;

          (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

          (c) the exercise or enforcement of any of the rights of the Agent hereunder; or

          (d) the failure by any Pledgor to perform or observe any of the provisions hereof.

                                  ARTICLE VII
                            MISCELLANEOUS PROVISIONS

     SECTION 7.1. Loan Document. This Pledge Agreement is a Loan Document executed pursuant to the Credit Agreements and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

     SECTION 7.2. Amendments, etc. No amendment to or waiver of any provision of this Pledge Agreement nor consent to any departure by the Pledgors herefrom shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

     SECTION 7.3. Protection of Collateral. The Agent may from time to time, at its option, perform any act which the Pledgors agree hereunder to perform and which the Pledgors shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Agent may from time to time take any other action which the Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

     SECTION 7.4. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and, if to the Pledgors, mailed or telegraphed or delivered to it at the address set forth below its signature hereto, if to the Agent, mailed or delivered to it, addressed to it at the address of the Agent specified in the 2002 Credit Agreement or, as to either party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed or telegraphed, respectively, be effective when deposited in the mails or delivered to the telegraph company, respectively, addressed as aforesaid.

     SECTION 7.5. Section Captions. Section captions used in this Pledge Agreement are for convenience of reference only, and shall not affect the construction of this Pledge Agreement.

     SECTION 7.6. Severability. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

     SECTION 7.7. Governing Law, Entire Agreement, etc. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW

YORK. THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

     SECTION 7.8. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDER PARTIES OR THE PLEDGORS SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY PLEDGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH PLEDGOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS PLEDGE AGREEMENT.

     SECTION 7.9. Waiver of Jury Trial. THE LENDER PARTIES AND THE PLEDGORS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDER PARTIES OR THE PLEDGORS. THE PLEDGORS ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A

PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER PARTIES ENTERING INTO THE CREDIT AGREEMENTS AND EACH SUCH OTHER LOAN DOCUMENT.

     IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                QUINTANA CANADA HOLDINGS, LLC
                                a Delaware limited liability company


                                By:__________________________________
                                Name:________________________________
                                Title:_______________________________

                                Address:

                                Facsimile No.:

                                Attention:

                                QUINTANA MINERALS (USA), INC.
                                a Delaware corporation


                                By:__________________________________
                                Name:________________________________
                                Title:_______________________________

                                Address:

                                Facsimile No.:

                                Attention:

                                JOQ CANADA, INC.
                                a Delaware corporation


                                By:__________________________________
                                Name:________________________________
                                Title:_______________________________

                                Address:

                                Facsimile No.:

                                Attention:

                                THE BANK OF NOVA SCOTIA


                                By:__________________________________
                                Name:________________________________
                                Title:_______________________________

                                Address:        580 California Street
                                                Suite 2100
                                                San Francisco, CA 94111

                                Facsimile No.:  (415) 397-0791

                                Attention:      Jon Burckin

                                with a copy to:

                                                The Bank of Nova Scotia
                                                600 Peachtree Street, N.E.
                                                Suite 2700
                                                Atlanta, GA 30308

                                Attention:      Hilma Gabbidon
                                                Administrative Agent
                                                Loan Administration

                                Facsimile No.:  (404) 888-8998

                                                                    ATTACHMENT 1
                                                                              to
                                                                Pledge Agreement

Pledged Shares
--------------

Pledged Share Issuer                Class A Common Stock
--------------------                --------------------
                                     Authorized       Outstanding    % of Shares
                                       Shares           Shares         Pledged
                                     ----------       -----------    -----------
Calpine Canada Energy Ltd.           1,000,000,000      35,100        65%

(3,391 Class A shares pledged by Quintana Minerals (USA), Inc.)
(16,034 Class A shares pledged by Quintana Canada Holdings, LLC)
(3,390 Class A shares pledged by JOQ Canada, Inc.)